EXHIBIT 10.4

RTP Inc.                               Office: 649 FIR STREET/P.O. BOX 838
                                       Shipping: 609 APPLEGATE AVENUE
                                       DRAIN, OREGON 97435
                                       (541) 836-2320/ FAX (541) 836-2324

Reinforced Tank Products, Incorporated
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                          AGREEMENT TO COMPROMISE DEBT



FOR VALUE RECEIVED, Reinforced Tank Products, Inc. and Keith Therrien, its Owner/President, the undersigned being a creditor of MariCulture Systems, Inc. hereby enters into an agreement to compromise and reduce the indebtedness due the undersigned on the following terms and conditions:

1. MariCulture Systems, Inc. and Reinforced Tank Products, Inc. acknowledge that the present debt is $20,600 with interest to date.

2. The parties agree that Keith L. Therrien, Owner/President of Reinforced Tank Products, Inc. shall accept 20,600 shares of MariCulture Systems, Inc. common stock (par value $0.01 per share) as full and total payment on said debt and in complete discharge of all monies presently due.

3. This agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.



         Signed this April 16, 1998

                          /s/ Keith L. Therrien
                          ---------------------------
                          Keith L. Therrien, President
                          Reinforced Tank Products, Inc.


                          /s/ David E. Meilahn
                          ---------------------------
                          David E. Meilahn, Director
                          Mariculture Systems, Inc.